UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2016

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.)	20-1142292 (BioMed Realty Trust, Inc.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of BioMed Realty Trust, Inc. (the “Company”) was held on January 21, 2016 (the “Meeting”) in connection with the Agreement and Plan of Merger, dated as of October 7, 2015, among the Company, BioMed Realty, L.P., BRE Edison Holdings L.P., BRE Edison L.P. and BRE Edison Acquisition L.P. (the “Merger Agreement”), pursuant to which the Company will merge with and into BRE Edison L.P. (the “Merger”), with BRE Edison L.P. surviving the Merger.

At the Meeting, the following proposals were submitted to a vote of the holders of the Company’s common stock, each of which is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on December 7, 2015, as may be amended or supplemented from time to time. A quorum was present for the Meeting, and a summary of the voting results for each proposal is as follows:

Proposal 1: To approve the Merger and the other transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
167,216,265	152,908	692,644

Proposal 1 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock as of the record date for the Meeting.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger.

Votes For	Votes Against	Abstentions
148,379,191	18,714,528	968,098

Proposal 2 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 2 constituted the affirmative vote of a majority of the votes cast on the proposal.

Proposal 3: To approve any adjournments of the Meeting for the purpose of soliciting additional proxies if there were not sufficient votes at the Meeting to approve Proposal 1.

Because there were sufficient votes at the Meeting to approve Proposal 1, Proposal 3 was not submitted to the Company’s stockholders for approval at the Meeting.

Item 8.01	Other Events.

On January 21, 2016, the Company issued a press release announcing the results of the voting at the Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

99.1	Press Release issued by BioMed Realty Trust, Inc., dated January 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2016	BIOMED REALTY TRUST, INC.

	By:	/s/ Greg N. Lubushkin
	Name:	Greg N. Lubushkin
	Title:	Chief Financial Officer